Schedule of Accumulated Benefit Obligations In Excess Of Fair Value of Plan Assets (Detail) (USD $) In Thousands, unless otherwise specified	Nov. 25, 2012	Nov. 27, 2011
Accumulated benefit obligations in excess of plan assets
Aggregate accumulated benefit obligation	$ 1,335,827	$ 1,133,801
Aggregate fair value of plan assets	859,373	713,818
Projected benefit obigations in excess of plan assets
Aggregate projected benefit obligation	1,388,650	1,203,677
Aggregate fair value of plan assets	$ 894,362	$ 771,914